                       ANNUAL REPORT / DECEMBER 31, 2001

                                AIM VALUE II FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                   COMMON AMERICAN SWAN BY JOHN JAMES AUDUBON

                         THE SWAN IS EMBLEMATIC OF THE

  CAPACITY TO GROW TO GREAT SIZE AND BEAUTY FROM VERY UNIMPRESSIVE BEGINNINGS.

 STOCKS SELECTED WHEN THEY ARE UNDERVALUED MAY LOOK UNREMARKABLE THEN, BUT WITH

                 TIME THEY MAY ALSO GROW TO BE VERY ATTRACTIVE.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value II Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
     And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
     Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our June 30, 2001, report to you, total return for Class A shares of AIM Value II Fund was -13.14% at net asset value. By comparison, the Lipper Multi-Cap Growth Fund Index produced total return of -12.20% over the same period. The fund improved during the final quarter of the year, rising 15.53%. The fund's exposure to mid cap stocks was beneficial late in the year, as smaller companies outperformed larger ones.
    For 2001 as a whole, however, the fund's Class A shares produced total return of -18.17% at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered
Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

TOUGH YEAR FOR STOCKS ENDS WITH AN UPTURN

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM Value II Fund suffered through a long, tough year in 2001, registering double-digit declines as markets fell under the weight of recession. The fund's Class A shares returned -18.17% for the year 2001. Class B shares returned -18.77%, and Class C shares were also down -18.77%. These figures are at net asset value for the period ending December 31, 2001. Indexes of multi-cap growth stocks performed similarly to AIM Value II Fund. For example, the Lipper Multi-Cap Growth Fund Index showed a decline of -25.16%. In addition, the S&P 500 Index was off by -11.88% for the year.
    Then late in the year, stocks began to regain momentum, and optimism was injected into markets. For the fourth quarter of 2001, AIM Value II Fund Class A shares gained 15.53% at net asset value. Class B shares gained 15.17%, and Class C shares also moved higher by 15.17%.

WHAT WERE MARKET CONDITIONS DURING THE FISCAL YEAR?
Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come as terrorists brought down the World Trade Center towers on September 11. U.S. stock markets closed for the remainder of the week following the attacks. And when they reopened, stocks suffered one of the sharpest declines on record. After a short period, prices stabilized and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
    Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

HOW DID 2001 TREAT MANAGERS USING YOUR STYLE?
In just the last three years, we have seen the most dramatic variations ever witnessed for different styles of fund management. In 1999, growth managers outperformed value managers by the largest amount in history. In 2001 this completely reversed, and the year was the best ever for value managers relative to growth managers.
    For managers of GARP (Growth at a Reasonable Price) mutual funds--like the AIM Value II Fund--2001 was a challenging year. Managers of the fund use both growth and value disciplines to select securities, and seek to succeed in any market environment. Large-capitalization stocks did lag in comparison with smaller stocks during the year, making the task more difficult for managers.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to emphasize long-term capital growth by investing in stocks of undervalued companies with the potential for growth. We seek mid-size and large companies with good valuations and positive fundamental momentum. Throughout 2001, we were able to find companies that met the fund's criteria.

[FRONT COVER IMAGE]

FUND AT A GLANCE

AIM Value II Fund is for shareholders who seek long-term capital growth by investing in stocks of companies of any size, with strong earnings and attractive valuations.

INVESTMENT STYLE: GROWTH (Invests in companies with earnings that are projected to grow faster than the market.)

o   Follows AIM's GARP (Growth at a Reasonable Price) investment discipline

o   Emphasizes long-term growth by investing in large and mid-sized companies

o Seeks investments with above-average earnings growth, positive momentum and attractive valuations

FOURTH QUARTER MARKET UPTURN

Total Return, 9/30/01-12/31/01

================================================================================

                                   [BAR CHART]

VALUE II A SHARES                    15.53%

S&P 500                              10.68%

================================================================================

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

================================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------

 1. Tyco International Ltd. (Bermuda)           3.6%        1. Diversified Financial Services              9.4%

 2. Everest ReGroup, Ltd. (Bermuda)             3.1         2. Data Processing Services                    7.1

 3. Concord EFS, Inc.                           2.7         3. Pharmaceuticals                             7.0

 4. Citigroup Inc.                              2.6         4. Industrial Conglomerates                    5.7

 5. Baxter International Inc.                   2.6         5. Broadcasting & Cable TV                     4.3

 6. Omnicom Group Inc.                          2.6         6. Application Software                        3.8

 7. BISYS Groups Inc. (The)                     2.4         7. Health Care Facilities                      3.5

 8. General Electric Co.                        2.2         8. Electronic Equipment & Instruments          3.5

 9. Target Corp.                                2.1         9. Wireless Telecommunications Services        3.4

10. Quest Diagnostics Inc.                      2.1        10. General Merchandise Stores                  3.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================================================

It was a volatile year as markets vacillated in their reactions to the nation's economic currents. We maintained an even-handed approach throughout the year, and attempted to take advantage of opportunities created by the high volatility. AIM Value II Fund had 68 holdings at year-end.
    As we exited 2001, the mix of good news and bad news gave hope that economic growth may be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs were expected to contribute to economic growth during 2002.

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

o Everest ReGroup is an underwriter of property/casualty reinsurance. This undervalued company is a beneficiary of the improving insurance pricing cycle.
o Concord EFS is a vertically integrated electronic transaction processor. The firm has primarily capitalized on the trend of switching from cash and checks to ATM debit cards to pay for goods and services. This company's consistent above-average growth was available throughout 2001 at an attractive discount to its growth rate.
o Citigroup is one of the world's largest financial services companies and the first with assets of more than $1 trillion. Citigroup offers credit card, banking, asset management, insurance and investment services. Its diversified sources of revenue have provided steady earnings growth throughout a variety economic cycles. Citigroup, with more than 2,600 locations in 100 countries, trades at an attractive valuation relative to its peers.
o Baxter International develops and manufactures a diversified line of products used in the health care field. The company's growth rate has been accelerating as it has shifted the sales focus from commodity-like products like intravenous supplies to higher margin and more specialized biopharmaceutical products.
o The BISYS Group provides outsourcing services to asset management, banking and insurance companies around the world. While the company has consistently outgrown its competition, its valuation has not reflected this outperformance.

WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?
As the year ended, the economic outlook remained uncertain. Optimism about a resumption of economic growth was beginning to influence markets. And positive economic news was again appearing.
    The Gross Domestic Product shrank in the third quarter at an annual rate of 1.3% (the worst in 10 years). Plus, a jump in unemployment during 2001 by 1.8 percentage points seemed to mark the low point of the economic recession.
    For example, the Institute for Supply Management (ISM) reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7, up from 84.9 in November. And U.S. new home sales were up in November, as were sales of resale homes. Traditionally, about one year must pass before interest rate cuts by the Federal Reserve Board begin to impact the economy, and it appeared we were at that point as the fiscal year closed.
    Stocks were favorably priced, and considerable cash remained in lower-returning money market funds that could be redeployed back into equities. Many observers had begun to anticipate recovery both for the economy and the stock market.

FUND NAME TO CHANGE

The AIM Value II Fund will change its name to AIM Premier Equity II Fund effective July 1, 2002. This change will not affect the fund's investment objective.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (8/31/00)         -26.00%
  1 Year                     -22.64

CLASS B SHARES
 Inception (8/31/00)         -25.67%
  1 Year                     -22.83

CLASS C SHARES
 Inception (8/31/00)         -23.37%
  1 Year                     -19.58

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/01

==========================================================================================
AIM VALUE II FUND,        AIM VALUE II FUND,                            AIM VALUE II FUND,
CLASS C SHARES            CLASS A SHARES     S&P 500       LIPPER       CLASS B SHARES
8/31/00     10000         9450               10000         10000        10000
9/00         9560         9044                9472          9392         9560
10/00        9550         9035                9432          8846         9550
11/00        8331         7891                8689          7397         8331
12/00        8632         8176                8732          7627         8632
1/01         9212         8734                9042          7782         9212
2/01         8221         7797                8218          6643         8221
3/01         7410         7030                7698          5931         7410
4/01         8211         7788                8295          6655         8211
5/01         8231         7816                8351          6619         8231
6/01         8100         7702                8148          6501         8100
7/01         7670         7296                8068          6150         7670
8/01         7018         6681                7564          5619         7018
9/01         6087         5791                6953          4784         6087
10/01        6307         6009                7086          5127         6307
11/01        6808         6482                7629          5621            6808
12/01        7011         6691                7697          5708            6731

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
==========================================================================================

This chart compares AIM Value II Fund's Class A, Class B and Class C shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 8/31/2000-12/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

                                   [GRAPHIC]

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [GRAPHIC]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [GRAPHIC]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [GRAPHIC]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [GRAPHIC]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-72.28%

ADVERTISING-2.56%

Omnicom Group Inc.                                 44,400   $  3,967,140
========================================================================

APPAREL & ACCESSORIES-1.16%

Coach, Inc.(a)                                     46,000      1,793,080
========================================================================

APPAREL RETAIL-0.74%

Abercrombie & Fitch Co.-Class A(a)                 43,000      1,140,790
========================================================================

APPLICATION SOFTWARE-2.45%

Cadence Design Systems, Inc.(a)                   100,000      2,192,000
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                40,000      1,608,000
========================================================================
                                                               3,800,000
========================================================================

BANKS-1.55%

Bank of New York Co., Inc. (The)                   59,000      2,407,200
========================================================================

BROADCASTING & CABLE TV-4.31%

Charter Communications, Inc.-Class A(a)           142,000      2,333,060
------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           49,000      1,764,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           64,000      2,589,440
========================================================================
                                                               6,686,500
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.90%

CDW Computer Centers, Inc.(a)                      26,000      1,396,460
========================================================================

COMPUTER HARDWARE-1.01%

International Business Machines Corp.              13,000      1,572,480
========================================================================

CONSTRUCTION & ENGINEERING-1.99%

Jacobs Engineering Group Inc.(a)                   32,500      2,145,000
------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           40,000        940,000
========================================================================
                                                               3,085,000
========================================================================

CONSUMER FINANCE-1.22%

Capital One Financial Corp.                        35,000      1,888,250
========================================================================

DATA PROCESSING SERVICES-7.08%

BISYS Group, Inc. (The)(a)                         58,000      3,711,420
------------------------------------------------------------------------
Concord EFS, Inc.(a)                              126,000      4,130,280
------------------------------------------------------------------------
First Data Corp.                                   40,100      3,145,845
========================================================================
                                                              10,987,545
========================================================================

DIVERSIFIED FINANCIAL SERVICES-9.37%

Ambac Financial Group, Inc.                        48,500      2,806,210
------------------------------------------------------------------------
Citigroup Inc.                                     81,000      4,088,880
------------------------------------------------------------------------
Fannie Mae                                         29,000      2,305,500
------------------------------------------------------------------------
Freddie Mac                                        33,000      2,158,200
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      27,500      1,837,000
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   24,000      1,342,560
========================================================================
                                                              14,538,350
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

ELECTRIC UTILITIES-2.79%

Calpine Corp.(a)                                   42,000   $    705,180
------------------------------------------------------------------------
Duke Energy Corp.                                  65,000      2,551,900
------------------------------------------------------------------------
Reliant Resources, Inc.(a)                         64,900      1,071,499
========================================================================
                                                               4,328,579
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.00%

Waters Corp.(a)                                    40,000      1,550,000
========================================================================

GENERAL MERCHANDISE STORES-3.19%

BJ's Wholesale Club, Inc.(a)                       37,000      1,631,700
------------------------------------------------------------------------
Target Corp.                                       81,000      3,325,050
========================================================================
                                                               4,956,750
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.13%

Quest Diagnostics Inc.(a)                          46,000      3,298,660
========================================================================

HEALTH CARE EQUIPMENT-3.11%

Baxter International Inc.                          74,000      3,968,620
------------------------------------------------------------------------
Biomet, Inc.(a)                                    28,000        865,200
========================================================================
                                                               4,833,820
========================================================================

HEALTH CARE FACILITIES-3.49%

HCA Inc.                                           77,000      2,967,580
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       72,000      2,450,880
========================================================================
                                                               5,418,460
========================================================================

HOTELS-0.58%

Royal Caribbean Cruises Ltd.                       56,000        907,200
========================================================================

INDUSTRIAL CONGLOMERATES-2.16%

General Electric Co.                               83,800      3,358,704
========================================================================

IT CONSULTING & SERVICES-1.16%

Affiliated Computer Services, Inc.-Class A(a)      17,000      1,804,210
========================================================================

LIFE & HEALTH INSURANCE-0.51%

AFLAC, Inc.                                        32,000        785,920
========================================================================

MANAGED HEALTH CARE-1.43%

Wellpoint Health Networks Inc.(a)                  19,000      2,220,150
========================================================================

MULTI-UTILITIES-1.02%

Dynegy Inc.-Class A                                62,000      1,581,000
========================================================================

NETWORKING EQUIPMENT-0.53%

NetScreen Technologies, Inc.(a)                    37,500        829,875
========================================================================

OIL & GAS DRILLING-2.00%

ENSCO International Inc.                           94,000      2,335,900
------------------------------------------------------------------------
GlobalSantaFe Corp.                                27,000        770,040
========================================================================
                                                               3,105,940
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

OIL & GAS EQUIPMENT & SERVICES-2.90%

Baker Hughes Inc.                                  24,000   $    875,280
------------------------------------------------------------------------
BJ Services Co.(a)                                 48,000      1,557,600
------------------------------------------------------------------------
Weatherford International, Inc.(a)                 55,500      2,067,930
========================================================================
                                                               4,500,810
========================================================================

PHARMACEUTICALS-4.35%

Allergan, Inc.                                     28,800      2,161,440
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      38,000      1,600,940
------------------------------------------------------------------------
Pfizer Inc.                                        75,000      2,988,750
========================================================================
                                                               6,751,130
========================================================================

SEMICONDUCTORS-1.27%

Microchip Technology Inc.(a)                       51,000      1,975,740
========================================================================

SYSTEMS SOFTWARE-1.03%

Microsoft Corp.(a)                                 24,000      1,590,480
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.29%

Nextel Communications, Inc.-Class A(a)             61,000        668,560
------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                   97,600      1,171,200
------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                       134,000      3,270,940
========================================================================
                                                               5,110,700
========================================================================
    Total Domestic Common Stocks (Cost
      $108,308,372)                                          112,170,923
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.00%

BERMUDA-7.68%

ACE Ltd. (Property & Casualty Insurance)           40,000      1,606,000
------------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)               67,500      4,772,250
------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                   94,000      5,536,600
========================================================================
                                                              11,914,850
========================================================================

CANADA-2.75%

Biovail Corp. (Pharmaceuticals)(a)                 31,000      1,743,750
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                  62,500      2,524,375
========================================================================
                                                               4,268,125
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

FINLAND-0.61%

Nokia Oyj-ADR (Telecommunications Equipment)       39,000   $    956,670
========================================================================

IRELAND-1.48%

Elan Corp. PLC-ADR (Pharmaceuticals)(a)            51,000      2,298,060
========================================================================

ISRAEL-1.03%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)                40,000      1,595,600
========================================================================

NETHERLANDS-0.98%

ASM Lithography Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                     89,000      1,517,450
========================================================================

SINGAPORE-0.84%

Flextronics International Ltd. (Electronic
  Equipment & Instruments)(a)                      54,200      1,300,258
========================================================================

UNITED KINGDOM-3.63%

Amdocs Ltd. (Application Software)(a)              60,000      2,038,200
------------------------------------------------------------------------
BP PLC-ADR (Integrated Oil & Gas)                  36,700      1,706,917
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                      80,000      1,884,000
========================================================================
                                                               5,629,117
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $32,761,602)                            29,480,130
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-1.28%

1.73%, 03/21/02 (Cost $1,992,846)(b)           $2,000,000(c)   1,993,260
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.71%

STIC Liquid Assets Portfolio(d)                 5,987,063      5,987,063
------------------------------------------------------------------------
STIC Prime Portfolio(d)                         5,987,063      5,987,063
========================================================================
    Total Money Market Funds (Cost
      $11,974,126)                                            11,974,126
========================================================================
TOTAL INVESTMENTS-100.27% (Cost $155,036,946)                155,618,439
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.27%)                           (426,727)
========================================================================
NET ASSETS-100.00%                                          $155,191,712
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the rate of discount at issue.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 10.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $155,036,946)*                                $155,618,439
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   742,143
------------------------------------------------------------
  Dividends                                          100,811
------------------------------------------------------------
Investment for deferred compensation plan              9,519
------------------------------------------------------------
Collateral for securities loaned                  16,268,246
------------------------------------------------------------
Other assets                                          17,838
============================================================
    Total assets                                 172,756,996
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             974,020
------------------------------------------------------------
  Deferred compensation plan                           9,519
------------------------------------------------------------
  Collateral upon return of securities loaned     16,268,246
------------------------------------------------------------
  Variation margin                                    55,550
------------------------------------------------------------
Accrued distribution fees                            161,907
------------------------------------------------------------
Accrued transfer agent fees                           48,542
------------------------------------------------------------
Accrued operating expenses                            47,500
============================================================
    Total liabilities                             17,565,284
============================================================
Net assets applicable to shares outstanding     $155,191,712
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 57,591,216
____________________________________________________________
============================================================
Class B                                         $ 67,570,903
____________________________________________________________
============================================================
Class C                                         $ 30,029,593
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            8,157,416
____________________________________________________________
============================================================
Class B                                            9,646,845
____________________________________________________________
============================================================
Class C                                            4,287,544
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.06
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.06 divided by
      94.50%)                                   $       7.47
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       7.00
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       7.00
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $15,577,615 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,484)                                       $    629,979
------------------------------------------------------------
Dividends from affiliated money market funds         869,078
------------------------------------------------------------
Interest                                              68,243
------------------------------------------------------------
Security lending income                               29,928
============================================================
    Total investment income                        1,597,228
============================================================

EXPENSES:

Advisory fees                                      1,259,835
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        39,234
------------------------------------------------------------
Distribution fees -- Class A                         224,258
------------------------------------------------------------
Distribution fees -- Class B                         712,565
------------------------------------------------------------
Distribution fees -- Class C                         326,478
------------------------------------------------------------
Transfer agent fees -- Class A                       160,181
------------------------------------------------------------
Transfer agent fees -- Class B                       187,023
------------------------------------------------------------
Transfer agent fees -- Class C                        85,689
------------------------------------------------------------
Trustees' fees                                         9,085
------------------------------------------------------------
Other                                                223,146
============================================================
    Total expenses                                 3,277,494
============================================================
Less: Fees waived                                    (42,306)
------------------------------------------------------------
    Expenses paid indirectly                          (6,155)
============================================================
    Net expenses                                   3,229,033
============================================================
Net investment income (loss)                      (1,631,805)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (41,579,790)
------------------------------------------------------------
  Futures contracts                               (1,210,326)
------------------------------------------------------------
  Option contracts written                           128,996
============================================================
                                                 (42,661,120)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            6,527,347
------------------------------------------------------------
  Futures contracts                                  267,180
============================================================
                                                   6,794,527
============================================================
Net gain (loss) from investment securities,
  futures contracts and option contracts         (35,866,593)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(37,498,398)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,631,805)   $    (77,478)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and option contracts                     (42,661,120)     (2,436,640)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and futures contracts                 6,794,527      (6,097,963)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (37,498,398)     (8,612,081)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (64,952)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (16,203)        (62,905)
------------------------------------------------------------------------------------------
  Class B                                                          (19,267)        (71,403)
------------------------------------------------------------------------------------------
  Class C                                                           (8,700)        (35,183)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       16,139,168      59,053,644
------------------------------------------------------------------------------------------
  Class B                                                       20,998,585      66,427,674
------------------------------------------------------------------------------------------
  Class C                                                        6,902,879      32,058,854
==========================================================================================
    Net increase in net assets                                   6,433,112     148,758,600
==========================================================================================

NET ASSETS:

  Beginning of year                                            148,758,600              --
==========================================================================================
  End of year                                                 $155,191,712    $148,758,600
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $199,816,729    $157,528,805
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (9,943)        (26,778)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts and option contracts         (45,311,638)     (2,645,464)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                               696,564      (6,097,963)
==========================================================================================
                                                              $155,191,712    $148,758,600
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Value II Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $1,713,592, undistributed net realized gains increased by $39,116 and shares of beneficial interest decreased by $1,752,708 as a result of nondeductible excise tax paid by the fund, reclassification of distributions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $40,823,682 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $3,345,135 which will be recognized in the following tax year.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $42,306.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $235,996 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $224,258, $712,565 and $326,478, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $95,063 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $25,998 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $4,640 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,287 and reductions in custodian fees of $3,868 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $6,155.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $15,577,615 were on loan to brokers. The loans were secured by cash collateral of $16,268,246 received by the Fund and invested subsequently in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2001, the Fund received fees of $29,928 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001        2000
                                      --------    --------
Distributions paid from ordinary
  income                              $109,122    $169,491
__________________________________________________________
==========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                    $(40,823,682)
---------------------------------------------------------
Unrealized depreciation                        (3,801,335)
=========================================================
                                             $(44,625,017)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain futures contracts, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $145,514,084 and $97,079,619, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 13,369,508
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,815,764)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $   (446,256)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $156,064,695.


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               250         128,996
---------------------------------------------------------
Expired                              (250)       (128,996)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================


NOTE 10-FUTURES CONTRACTS

On December 31, 2001, $425,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                        NO. OF        MONTH/        MARKET      UNREALIZED
CONTRACT               CONTRACTS    COMMITMENT      VALUE      APPRECIATION
--------               ---------   ------------   ----------   ------------
S&P 500 Index             22       Mar. 02/Long   $6,320,600     $115,071
___________________________________________________________________________
===========================================================================

NOTE 11-SHARE INFORMATION


Changes in shares outstanding during the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                         2001                         2000
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------
Sold:
  Class A                                                      5,985,549    $ 48,356,484    6,803,909    $ 62,419,096
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,412,852      43,258,374    7,466,598      67,975,309
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,272,059      18,177,771    3,674,621      33,162,044
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         11,649          78,507        7,039          59,975
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          2,749          18,379        8,075          68,635
---------------------------------------------------------------------------------------------------------------------
  Class C                                                          1,235           8,260        3,982          33,851
=====================================================================================================================
Reacquired:
  Class A                                                     (4,256,465)    (32,295,823)    (394,265)     (3,425,427)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,057,696)    (22,278,168)    (185,733)     (1,616,270)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,532,565)    (11,283,152)    (131,788)     (1,137,041)
=====================================================================================================================
                                                               4,839,367    $ 44,040,632   17,252,438    $157,540,172
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 12-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                               YEAR ENDED     AUGUST 31, 2000
                                                              DECEMBER 31,    (DATE OPERATIONS
                                                                  2001         COMMENCED) TO
                                                              ------------      DECEMBER 31,
                                                                                  2000(a)
                                                                              ----------------
Net asset value, beginning of period                            $  8.64           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)               --
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.53)            (1.35)
==============================================================================================
    Total from investment operations                              (1.57)            (1.35)
==============================================================================================
Less distributions:
  Dividends from net investment income                            (0.01)               --
----------------------------------------------------------------------------------------------
  Distributions from net realized gains                            0.00             (0.01)
----------------------------------------------------------------------------------------------
    Total distributions                                           (0.01)            (0.01)
==============================================================================================
Net asset value, end of period                                  $  7.06           $  8.64
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (18.17)%          (13.49)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $57,591           $55,409
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.52%(c)          1.40%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.54%(c)          2.00%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)         0.10%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                              67%               13%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $64,073,727.
(d)  Annualized.

                                                                          CLASS B
                                                              --------------------------------
                                                               YEAR ENDED     AUGUST 31, 2000
                                                              DECEMBER 31,    (DATE OPERATIONS
                                                                  2001         COMMENCED) TO
                                                              ------------      DECEMBER 31,
                                                                                  2000(a)
                                                                              ----------------
Net asset value, beginning of period                            $  8.61           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)            (0.02)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.52)            (1.36)
==============================================================================================
    Total from investment operations                              (1.61)            (1.38)
==============================================================================================
Less distributions from net realized gains                         0.00             (0.01)
==============================================================================================
Net asset value, end of period                                  $  7.00           $  8.61
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (18.68)%          (13.79)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $67,571           $62,792
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.18%(c)          2.10%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              2.20%(c)          2.70%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.22)%(c)        (0.60)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                              67%               13%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $71,256,489.
(d)  Annualized.

                                                                          CLASS C
                                                              --------------------------------
                                                               YEAR ENDED     AUGUST 31, 2000
                                                              DECEMBER 31,    (DATE OPERATIONS
                                                                  2001         COMMENCED) TO
                                                              ------------      DECEMBER 31,
                                                                                  2000(a)
                                                                              ----------------
Net asset value, beginning of period                            $  8.62           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)            (0.02)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.53)            (1.35)
==============================================================================================
    Total from investment operations                              (1.62)            (1.37)
==============================================================================================
Less distributions from net realized gains                         0.00             (0.01)
==============================================================================================
Net asset value, end of period                                  $  7.00           $  8.62
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (18.77)%          (13.69)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $30,030           $30,557
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.18%(c)          2.10%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              2.20%(c)          2.70%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.22)%(c)        (0.60)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                              67%               13%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $32,647,782.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Value II Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Value II Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee
Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.
Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.
Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.
Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.
Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza          A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers LLP
Suite 100                  11 Greenway Plaza         11 Greenway Plaza          1201 Louisiana, Suite 2900
Houston, TX 77046          Suite 100                 Suite 100                  Houston, TX  77002
                           Houston, TX 77046         Houston, TX 77046

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN

Ballard Spahr              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP   & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street         919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 20.68% is eligible for the dividends received deduction for corporations.

REQUIRED STATE TAX INCOME INFORMATION

Of the ordinary dividends paid 1.28% was derived from U.S. Treasury Obligations.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     1976 and manages approximately $158 billion in
                                                                                      assets for more than 9 million shareholders,
AIM Small Cap Opportunities(1)         AIM Developing Markets                         including individual investors, corporate
AIM Mid Cap Opportunities(1)           AIM European Small Company                     clients and financial institutions.*
AIM Large Cap Opportunities(1)         AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Emerging Growth                    AIM International Emerging Growth              Trademark-- is distributed nationwide. AIM is
AIM Small Cap Growth                   AIM Global Aggressive Growth                   a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                  AIM European Development                       world's largest independent financial services
AIM Mid Cap Growth                     AIM Euroland Growth                            companies with $398 billion in assets under
AIM Dent Demographic Trends            AIM International Equity                       management.*
AIM Constellation                      AIM Global Growth
AIM Large Cap Growth                   AIM Worldwide Spectrum
AIM Weingarten                         AIM Global Trends
AIM Small Cap Equity                   AIM International Value(3)
AIM Capital Development
AIM Charter                                         MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                               SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                            MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                AIM New Technology
AIM Large Cap Core Equity              AIM Global Telecommunications and Technology
AIM Basic Value                        AIM Global Energy(4)
AIM Large Cap Basic Value              AIM Global Infrastructure
AIM Balanced                           AIM Global Financial Services
AIM Basic Balanced                     AIM Global Health Care
                                       AIM Global Utilities
       MORE CONSERVATIVE               AIM Real Estate(5)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                      AIM High Income Municipal
AIM High Yield                         AIM Municipal Bond
AIM Strategic Income                   AIM Tax-Free Intermediate
AIM Income                             AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--
*As of 12/31/01


                                                                       VAL2-AR-1

A I M DISTRIBUTORS, INC.